UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Shareholder Name

Address

Address

Address

Reference Number:

Our records show that you have not yet

voted your Funds’ shares.

•	One or more Funds in which you invest did not get enough votes to reach quorum at the Nov. 3 Shareholder Meeting.

•	As a result, the Russell Investment Company Shareholder Meeting was ADJOURNED UNTIL NOVEMBER 25, 2014, with respect to these Funds.

•	To be sure your votes are counted, you can vote either Yes, No, or Abstain.

•	Once you vote, all mailings and phone calls in this regard will cease.

Please call 1-844-253-1478 (toll-free)

between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or

10:00 a.m. and 6:00 p.m. on Saturday.

The reference number above will allow the representative to locate your voting record for the Funds that you own.

We need your vote today.